RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions
RELATED PARTY TRANSACTIONS

NOTE 7 – RELATED PARTY TRANSACTIONS

            Certain related parties (primarily directors and senior officers of the Corporation or the Bank, including their affiliates, families and companies in which they hold 10% or more ownership) were customers of, and had loans and other transactions with, the Bank in the ordinary course of business.  An analysis of the activity with respect to such loans for the years ended December 31, 2013 and 2012 is shown in the table below (dollars in thousands).  These totals exclude loans made in the ordinary course of business to other companies with which neither the Corporation nor the Bank had a relationship other than the association of one of its directors in the capacity of officer or director.  These loan transactions were made on substantially the same terms as those prevailing at the time for comparable loans to other persons.  They did not involve more than the normal risk of collectability or present other unfavorable features.  No related party loans were charged off in 2013 or 2012.

            Activity for related party transactions during 2013 and 2012 is as follows (dollars in thousands):

	2013	2012
Related party extensions of credit, beginning of period	$3,831	$3,829
New loans	1,116	745
Repayments	(1,125)	(743)
Related party extension of credit, end of period	$3,822	$3,831

The aggregate balances of related party deposits at December 31, 2013 and 2012 were $15,724 and $15,984, respectively.

The aggregate balances of related party repurchase agreements at December 31, 2013 and 2012 were $9,079 and $8,694, respectively.

The Corporation and Bank utilize various services and purchased good provided by certain related parties. Significant services provided by a director during 2013 totaled $38, which was for consulting services.  For 2012, these services totaled $1,105, which was for building contractor services.